UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/30/2006

Commission File Number	Exact name of registrant as specified in its charter; State or other jurisdiction of incorporation; Address of principal executive offices; and Registrant's telephone number including area code	IRS Employer Identification Number
333-133367	NewPage Holding Corporation Delaware Courthouse Plaza Northeast Dayton, Ohio 45463 877.855.7243	05-0616158
333-125952	NewPage Corporation Delaware Courthouse Plaza Northeast Dayton, Ohio 45463 877.855.7243	05-0616156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

NewPage Corporation announced on November 30, 2006 that Matthew L. Jesch, vice president and chief financial officer, will be leaving the company in the first quarter of 2007. A copy of a press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits
99.1        Press Release dated November 30, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewPage Holding Corporation

Date: December 01, 2006	By:	/s/ Douglas K. Cooper
Douglas K. Cooper
Vice President, General Counsel and Secretary

NewPage Corporation

Date: December 01, 2006	By:	/s/ Douglas K. Cooper
Douglas K. Cooper
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release